================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 4, 2002


                                    L90, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                         000-28893             95-4761069
----------------------------------      ------------        -------------------
(State or other jurisdiction            (Commission         (IRS Employer
of incorporation or organization)       File Number)        Identification No.)

4499 Glencoe Avenue
Marina del Rey, California                          90292
------------------------------------------       ------------
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (310) 751-0200

Item 5.          Other Events.

            On February 4, 2002, the Registrant announced that it had received notice from the Securities and Exchange Commission that the Commission is conducting an investigation into the Registrant. In connection with this investigation, the Commission has issued the Registrant and one of its directors subpoenas requesting documents related primarily to the Registrant's financial records. The Registrant also has received a letter from the Nasdaq Listing Investigations requesting specific information pursuant to Marketplace Rule 4330(c).

            The Registrant intends to fully comply with the Commission's investigation and Nasdaq's information request. The Registrant's Board of Directors has authorized the Audit Committee of the Board of Directors to commence an independent investigation into these matters. The Audit Committee has retained outside counsel to aid it in its investigation.

            On February 1, 2002, the Registrant's Vice President, Finance, tendered her resignation from the Registrant, effective immediately. The circumstances of this resignation will be considered during the Audit Committee's investigation.

            The Registrant previously announced its agreement to merge with eUniverse, Inc. In light of these recent regulatory inquiries, the closing date of the eUniverse merger, and the related special distribution to stockholders, will likely be delayed past the originally anticipated February 28, 2002 closing date. Consequently, the Registrant expects that its special meeting of stockholders to approve the merger will be delayed to a date not earlier than late March 2002. The mailing of the Registrant's proxy statement in connection with the merger also will be delayed.

            A copy of the press release disclosing these events was issued on February 4, 2002 and is attached hereto as Exhibit 99.1.

Exhibits
--------

Document Description                                           Exhibit No.
--------------------                                           -----------

Registrant's Press Release dated February 4, 2002                 99.1

                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 4, 2002                            L90, INC.
                                            a Delaware corporation


                                            By:   /s/  Peter Huie
                                               ---------------------------------
                                               Peter Huie, General Counsel, Vice
                                               President, Secretary

                                  EXHIBIT INDEX

Document Description                                           Exhibit No.
--------------------                                           -----------

Registrant's Press Release dated February 4, 2002                 99.1